JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                          SUPPLEMENT DATED MAY 1, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 2000

Notwithstanding any language in the prospectus to the contrary, the following shall apply with respect to ACCOMMODATOR VARIABLE ANNUITY contracts delivered or issued for delivery on or before May 1, 2000:

     (1) Your contract enables you to invest in the Global Equity variable investment option. If you select this variable investment option, we will invest your money in the corresponding Fund of the John Hancock Variable Series Trust I ("Trust"). We may modify or delete this investment option in the future.

     (2) The Annual Fund Expenses table on page 5 of the prospectus is supplemented with the following information on the Global Equity variable investment option:



                                                                   Investment     Other     Total Fund    Other Operating
                                                                   Management   Operating   Operating     Expenses Absent
Fund Name                                                              Fee       Expenses    Expenses      Reimbursement
                                                                   ----------   ---------   ----------    ---------------

John Hancock Variable Series Trust I (See Note 1 on page 5):
Global Equity...................................................      0.90%        0.10%        1.00%          0.50%

     (3) The examples on pages 8 and 9 of the prospectus are supplemented with the following information on the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to the Global
         Equity variable investment option, assuming a 5% annual return on assets (but not including any applicable premium taxes or any fees for optional benefit riders; actual expense may be greater or less than those shown above and in the Fee table on page 5 of the prospectus):

         If you "surrender" (turn in) a periodic premium deferred contract or begin receiving annuity payments under one of its annuity options at the end of the applicable time period, you would pay $99 at the end of 1 year; $138 at the end of 3 years; $180 at the end of 5 years; and $295 at the end of 10 years.

         If you "surrender" (turn in) a single premium deferred contract or begin receiving annuity payments under on the its annuity options at the end of the applicable time period, you would pay $74 at the end of 1 year; $114 at the end of 3 years; $157 at the end of 5 years; and $275 at the end of 10 years.

         If you begin receiving annuity payments at the earliest possible date on a single premium immediate annuity contract, you would pay $69 at the end of 1 year; $110 at the end of 3 years; $152 at the end of 5 years; and $271 at the end of 10 years.


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

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                    SUPPLEMENT DATED MAY 1, 2000 - continued


     (4) The Global Equity variable investment option is subject to all the terms and conditions of the contracts and the procedures described in the prospectus (See "How can I change my contract's investment allocations?" beginning on page 15 of the prospectus.)

     (5) The Condensed Financial Information table beginning on page 34 is supplemented with the following selected data for Accommodator accumulation units for the Global Equity investment option. Values shown for 1998 begin on May 1, 1998:


                                                                         Year Ended             Year Ended
                                                                      December 31, 1999      December 31, 1998
                                                                      -----------------      -----------------
   Global Equity
    Accumulation share value:
     Beginning of period .........................................        $10.30                 $10.00
     End of period................................................        $12.67                 $10.30
    Number of Accumulation Shares outstanding at end of period ...           629                      0






    This supplement is accompanied with a prospectus supplement dated May 1, 2000
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 for the Trust that contains detailed information about the Global Equity Fund. Be sure
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 to read that prospectus supplement before selecting the Global Equity investment option.
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


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